Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to Annual Report on Form 10-K/A of Analogic Corporation (the “Company”) for the year ended July 31, 2001 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, John J. Millerick, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John J. Millerick
John J. Millerick
Chief Financial Officer

Dated:    October 27, 2003